Executing our Initiatives Winn Dixie Stores, Inc. Investor Day Hosted by Karen Short Friedman, Billings, Ramsey & Co., Inc October 9, 2007 Exhibit 99.1

Safe Harbor Statement
Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on our current plans and expectations and involve certain risks and uncertainties. Actual results may differ materially from the expected results described in the forward-looking statements.
These forward-looking statements include and may be indicated by words or phrases such as “anticipate,” “estimate,” “plan,”
“expect,” “project,” “continuing,” “ongoing,” “should,” “will,” “believe,” or “intend” and similar words and phrases. There are many factors that could cause the Company’s actual results to differ materially from the expected results contemplated or implied by the Company’s forward-looking statements. The Company faces a number of risks and uncertainties with respect to its continuing business operations and its attempt to increase its sales and gross profit margin, including, but not limited to:  the
Company’s ability to improve the quality of its stores and products; the Company’s success in achieving increased customer count and sales in remodeled and other stores; the results of the Company’s efforts to revitalize the corporate brand;
competitive factors, which could include new store openings, price reduction programs and marketing strategies from other food and/or drug retail chains, supercenters and non-traditional competitors; the ability of the Company to effectively manage gross margin rates, particularly in the first half of the fiscal year; the ability of the Company to attract, train and retain key leadership; the Company’s ability to implement, maintain or upgrade information technology systems, including programs to support retail pricing policies; the outcome of the Company’s programs to control or reduce operating and administrative expenses and to control inventory shrink; increases in utility rates or gasoline costs, which could impact consumer spending and buying habits and the cost of doing business; the availability and terms of capital resources and financing and its adequacy for the Company’s planned investment in store remodeling and other activities; the concentration of the Company’s locations in the southeastern United States, which increases its vulnerability to severe storm damage; general business and economic conditions in the southeastern United States, including consumer spending levels, population, employment and job re-growth in some of our markets, and the additional risks relating to limitations on insurance coverage following the catastrophic storms in recent years; the Company’s ability to successfully estimate self-insurance liabilities; changes in laws and other regulations affecting the Company’s business; events that give rise to actual or potential food contamination, drug contamination or food-
borne illness; the Company’s ability to use net operating loss carryforwards under the federal tax laws; and the outcome of litigation or legal proceedings. Please refer to discussions of these and other factors in the Company’s Annual Report on Form
10-K for the fiscal year ended June 27, 2007, and other Company filings with the Securities and Exchange Commission. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly revise or update these forward-looking statements, whether as a result of new information, future events or otherwise.

Meeting Agenda
8:00AM – 8:30AM: Breakfast
8:30AM – 8:50AM: Winn-Dixie - “The Brand”
8:50AM – 9:30AM: Management Presentation
9:30AM – 9:45AM: Break
9:45AM – 10:45AM: Q&A
11:00AM – 1:00PM: Store Tours

Executing our Initiatives Peter Lynch Chairman, President & CEO Winn Dixie Stores, Inc. October 9, 2007

Early Progress in our Multi-Year Turnaround
Implementing a multi-year turnaround strategy
Financial results in fiscal 2007 show early progress:
Adjusted EBITDA of $85.9 million compared to a loss of $27.8 million last year
Gross margin of 26.9% compared to 25.9% last year, an increase of 100 basis points
Identical store sales increase of 1.6%
Store remodel program on track with 20 remodels completed in fiscal 2007
Liquidity of $592.9 million and no significant borrowing under our revolving credit facility
Continued progress on strategic initiatives:
Our major store remodeling program is underway
We completed 4 remodels in the first quarter of fiscal 2008
A major corporate brands initiative is underway
New marketing and merchandising initiatives are underway
Customers are responding favorably to our initiatives – Winn-Dixie received its highest score ever in customer service based on the recent ACSI Index in the supermarket category.
Source: Univ. of Michigan – the American Consumer Satisfaction Index (ACSI) February 2007.

Foundation For Future Growth
Energized the 52,000 associates whose dedication and commitment to “getting better all the time” is critical to our continued success
Chapter 11 enabled the company to streamline its store base
Focused on convenient store locations where we are No. 1, 2 or 3 in market share
Exited non-core markets and closed ~ 400 stores
Narrowed footprint to key DMAs in five states
Florida, Louisiana, Georgia, Alabama, Mississippi
Achieved numerous operational improvements:
Reduced costs by $100 million on an annualized basis
Reduced shrink by over 100 basis points on an annualized basis
Implemented a sustainable strategic sourcing program resulting in savings of >$20 million annually
Consolidated 10 distribution centers into 6; eliminated three office buildings here in
Jacksonville
Invested $70 million annually to put more labor back into stores and improve customer service
Realigned the retail organization with stronger focus on customer service and execution of marketing and merchandising plans.

27
MONTGOMERY
16
COLUMBUS
10
MACON
2
ALBANY
6
DOTHAN
5
BATON ROUGE
11
1
TALLAHASSEE
14
JACKSONVILLE
54
BILOXI GULFPORT
6
PANAMA CITY
10
NEW ORLEANS
35
8
GAINESVILLE
5
DAYTONA-ORLANDO
79
TAMPA-ST PETE
82
36
FT. MYERS-NAPLES
14
77
WINN-DIXIE RANKING WITHIN DMA
RANKED 2nd
RANKED 3rd
RANKED 4th OR LOWER
DMA BOUNDARY

7 Winn-Dixie Market Position 521 stores and 52,000 associates in 22 DMAs Source: ACNeilsen Retail ACView as of Q2’ 2007

Senior Management Team
Experienced and Committed Leadership
Peter Lynch Chairman, President & CEO
Bennett Nussbaum Senior Vice President & CFO
Larry Appel Senior Vice President & General Counsel
Anthony Austin Senior Vice President of Human Resources
Frank Eckstein Senior Vice President of Retail Operations
Dan Portnoy Senior Vice President & Chief Merchandising & Marketing Officer
Dave Henry Senior Vice President of Marketing
Phil Pichulo Group Vice President of Development
Chris Scott Group Vice President of Logistics & Distribution
Charlie Weston Group Vice President of Information Technology

9 Our Strategy Rebuilding trust in our brand Investing capital in our stores Merchandising for the neighborhood Training and developing our Associates Achieving profitable sales

Rebuilding Trust in Our Brand
Approximately 300 of our Corporate Brands products
are in-store with newly redesigned packaging.
Our goal is to have at least 1,000 SKUs with newly
redesigned packaging on-shelf by the end of fiscal
2008.
In fiscal 2007, our Corporate Brand penetration rate for
categories we measure was 19.1%, an increase of 100
basis points from 2006.
Our target for fiscal 2008 is to increase our penetration
rate by 140 basis points compared to 2007.
Corporate Brands Program

thrifty MAID
hot
PORK SAUSAGE
SWEET PEAS
BOLOGNA
meat
HOT DOGS
strong & absorbent
NAPKINS
chocolate chip
COOKIES
whole kernel
GOLDEN CORN

Rebuilding Trust in Our Brand Thrifty Maid, our “Good” product line that matches the national and regional “value” brands in quality. Three Quality Tiers 11

Winn Dixie

thin crust
MARGHERITA PIZZA
berry punch
flextra
Organic
Reduced Fat Milk
seasoned pork roast
orange juice
butter

12 Rebuilding Trust in Our Brand Winn-Dixie, our “Better” product line designed to be equal to or better than the comparable national or regional brand category leader. Three Quality Tiers 12

PRESTIGE
WINN & LOVETT
SELECTIONS

GELATO
VANILLA
BAKERY
WINN & LOVETT
SELECTION
COLOMBIAN
HOUSE BLEND
BREAKFAST BLEND

13 Rebuilding Trust in Our Brand Winn & Lovett, our “Best” product line for premium tier products. Three Quality Tiers

Investing Capital in Our Stores
Major remodel initiative began in the second half of FY07
to address dated store conditions
Dramatically improves store appearance with a focus on fresh products
Caters to customer needs and enhances shopping experience
Potential to drive significant traffic and revenue increases
24 Remodels completed as of end of Q1 FY08
Encouraged by initial progress
Plan to remodel 75 stores per year at cost of $1.9 million
per store
FY2008: Investing $140 million on our remodel initiative

Investing Capital in Our Stores
Two types of remodels – “offensive” and “defensive”
Offensive remodels
Done in stores that currently face direct competition
No new competitive openings expected in current fiscal year
Offensive remodels have high potential for sales increases
Sales lift
(1)
measures actual year over year sales increases
Defensive remodels
Stores facing new competitive openings in the current fiscal year
May not lead to absolute sales lift but necessary to defend against loss of existing sales
Previous competitive openings against non-remodeled stores gives us good data to estimate the impact of unaddressed new competition
Sales lift
(1)
calculation based on actual year over year sales increases adjusted for estimated sales impact of new competitive openings
We are primarily focused on offensive remodels
Of 24 remodels completed, 15 are offensive and 9 are defensive
Next remodels are expected to be 80% offensive and 20% defensive
“Offensive” compared to “Defensive”
(1) The sales lift calculation for offensive and defensive remodels excludes the post grand re-opening period, meaning the four-week period of heavy promotions, which is therefore not included in our progress report.

Investing Capital in Our Stores
Remodels are meeting expectations
Of 24 remodels completed, 3 still in grand reopening phase
Weighted average sales lift on remaining 21 is approximately
13.3% as of end of Q1 FY08
Lift for 12 offensive remodels is 15.0%.
Lift for 9 defensive remodels (adjusted for estimated competitive impact
(1)
)
is 11.2%.
Increases in both transaction count and basket size in offensive remodels  (transaction count increased 8.6%; basket size
increased 6.1%)
(1) Estimated competitive impact is based on management’s assessment of the sales impact from a new competitive store opening. This assessment is based on the sales impact Winn-Dixie has experienced in the past when a competitor has opened in our operating region.

Investing Capital in Our Stores
75 remodels planned
25 stores by end of 2Q FY2008
50 additional stores by end of 4Q FY2008
Company expects strong results from remodels over time
We target a 10% sales lift in the first year following completion of the remodel
Store remodels incur some one-time costs (e.g., advertising, additional labor costs and supplies) ~ $150k per store
Bottom-line improvement resulting from FY2008 store remodels is not expected to be evident until first half of FY2009
FY08 Remodels

Merchandising for the Neighborhood
Aligned Merchandising and Marketing departments to
better serve the neighborhoods in which we operate;
Hispanic, Urban, Affluent, Kosher and Resort
Provide the right products for each neighborhood that
we serve
Focused on keeping our 521 stores Clean, Fresh,
Friendly, and Local
Building a stronger and more competitive Winn-Dixie

Training and Developing our Associates
Provided defined career path for Associates
• Created environment for growth, trust and excitement in one of the most crucial parts of operation.
Attracting talent from outside; hired 60 new experienced Store Directors
Presidents Club – rewarding our best performing Store Directors with a long term incentive award under the Winn-Dixie Equity Incentive Plan (EIP).
80 Store Directors were selected based on the following performance metrics:
Total Store Sales
Total Store Shrink %
Total Store EBITDA %
Compliance
Continued success depends on making sure we properly motivate our
Associates to execute on all initiatives
Motivated Associates

Our Strategy
Rebuilding trust in our brand
Investing capital in our stores
Merchandising for the neighborhood
Training and developing our Associates
Achieving profitable sales
Adjusted EBITDA as measure of performance
ID store sales on a two year annualized growth rate
Improving gross margin and leveraging expenses
Net operating loss carry forward (NOL)
Capital Expenditures – Fiscal 2008
Depreciation and amortization – Fiscal 2008
Other non cash and cash items – Fiscal 2008

Focus on Achieving Profitable Sales
Income from continuing operations before interest expense, income taxes, and depreciation and amortization expense or EBITDA, as further adjusted for non-cash charges, reorganization items, and other items related to the
Company’s emergence from bankruptcy (Adjusted EBITDA).
Adjusted EBITDA
Fiscal 2007 Fiscal 2006
Successor Predecessor Combined Predecessor
32 weeks 20 weeks 52 weeks 52 weeks
Amounts in millions June 27, 2007 Nov. 15, 2006 June 27, 2007 June 28, 2006
Adjusted earnings before interest, taxes, depreciation
and amortization (EBITDA):
Net income (loss) $              28.5 $           272.1 $            300.6 $          (361.3)
Adjustments to reconcile Net income (loss) to EBITDA:
Income tax expense (benefit) $              17.0 $           (14.0) $                3.0 $              (9.6)
Depreciation and amortization $              42.5 $             36.2 $              78.7 $            105.4
Favorable and unfavorable lease amortization, net $                2.2 $                 -   $                2.2 $                 -
Interest (income) expense, net $              (4.1) $               5.5 $                1.4 $              12.0
EBITDA
$              86.0 $           299.9 $            385.8 $          (253.6)
Adjustments to reconcile EBITDA to Adjusted EBITDA
Net income (loss) from discontinued operations $                 -   $           (20.3) $            (20.3) $            466.5
Reorganization items, net gain $                 -   $         (334.4) $          (334.4) $          (251.2)
Impairment charges $                 -   $             20.8 $              20.8 $              14.8
Restructuring charge (gain), net $                 -   $               0.8 $                0.8 $              (7.7)
Share-based compensation $                3.5 $             11.6 $              15.1 $                7.0
Post-emergence bankruptcy-related professional fees $              11.7 $                 -   $              11.7 $                 -
VISA / MasterCard settlement $                 -   $             (1.7) $              (1.7) $                 -
Plan-related D&O insurance payment $                 -   $               8.1 $                8.1 $                 -
Cumulative effect of changes in accounting principle $                 -   $                 -   $                 -   $              (3.6)
Adjusted EBITDA $            101.1 $           (15.3) $              85.9 $            (27.8)

Focus on Achieving Profitable Sales
Reported identical store sales include the impacts hurricane Katrina and Wilma had on the business
In Q2 FY06, 113 stores were impacted by Wilma in the Miami-Ft. Lauderdale and
West Palm-Ft. Pierce DMAs
In Q2 through Q4 FY06, 65 stores were impacted by Katrina in the New Orleans,
Baton Rouge, Lafayette, Biloxi-Gulfport, Hattiesburg-Laurel and Meridian DMAs
On a two-year annualized growth rate, we have continued to show positive identical store sales trends in each sequential quarter
Positive identical store sales trend
Q1 Q2 Q3 Q4 Total
FY06 Reported ID% (1.9%) 8.1% 7.5% 9.4% 5.9%
FY07 Reported ID% 5.1% (0.5%) 1.6% 1.3% 1.6%
2-YR Annualized Growth% 1.6% 3.7% 4.5% 5.3% 3.8%

Focus on Achieving Profitable Sales
Balancing gross margins and sales growth to remain profitable
Increasing sales and the mix between perishable and non-perishable
Operating and administrative expenses are under control
Increasing sales per square foot
Positive Adjusted EBITDA
Improving gross margins and leveraging expenses
Gross margin and operating and administrative expenses include $3.2 million and $17.4 million from favorable development of prior years’
insurance claims, primarily related to workers’ compensation, respectively.
FY 2007 FY 2006 Getting Better
($ in millions, except for squre foot amount)
Net Sales 7,201 $      7,133 $      up $68 million, or 1.0%
Gross Profit on sales 1,936 $      1,851 $      up $85 million, or 4.6%
Gross Margin % of Sales 26.9% 25.9% up 100 basis points
Operating & Admin Expense 1,964 $      1,991 $      down $27 million, or 1.4%
Operating & Admin Exp % of Sales 27.3% 27.9%
down 60 basis points
Sales per Sq Foot 298.8 $      285.3 $      up $13.5 million, or 4.7%
Adjusted EBITDA 85.9 $        (27.8) $      up $113.7 million
Adjusted EBITDA % of Sales 1.2% -0.4% up 160 basis points

Focus on Achieving Profitable Sales
Net operating loss carry forward for federal income tax purposes or “NOL”
is about $480 million, as of June 27, 2007.
NOL will increase as we settle the remaining outstanding bankruptcy claims and distribute an approximately 8 million shares of our stock
The 8 million shares are included in our reported 53.9 million shares outstanding
The amount by which our NOL will increase will be determined based on the current market value of our stock at the time these additional shares are distributed
For example: assume the closing stock price is $20 per share on the date that the 8 million shares are distributed, our NOL would increase by about
$160 million, giving us a total NOL of $640 million.
We anticipate making an election with our 2007 Federal tax return in
March, which will allow us to fully utilize our NOL to offset our “taxable income” as we generate it.
Net operating loss carry-forward

Focus on Achieving Profitable Sales
Capex expected to total $250 million, excluding capital leases
$140 million budgeted for the store remodeling program
(75 stores @ $1.9 million each)
Other Capex expected to be approximately $110 million:
Approximately $60 million for retail store maintenance capital, with the remaining amount for IT systems, back-up generators, new stores, and warehouse and manufacturing equipment
FY08 Capital Expenditures

Focus on achieving profitable sales
Other non-cash items include depreciation and amortization,
share based compensation expense and asset write downs
FY08 non-cash charges are estimated to be ~ $100 to $110
million
Depreciation and amortization expense for FY08 are expected to be ~ $90 to $95 million
The majority of the remaining charges are related to non-cash share-based compensation
Cash items include legal fees from Chapter 11
FY08 cash items are estimated to be about $5-7 million due primarily to
Chapter 11 professional fees.
FY08 other non-cash and cash items

27 Our Strategy Rebuilding trust in our brand Investing capital in our stores Merchandising for the neighborhood Training and developing our Associates Achieving profitable sales

Meeting Agenda
8:00AM – 8:30AM: Breakfast
8:30AM – 8:50AM: Winn-Dixie - “The Brand”
8:50AM – 9:30AM: Management Presentation
9:30AM – 9:45AM: Break
9:45AM – 10:45AM: Q&A
11:00AM – 1:00PM: Store Tours

Appendix Winn Dixie Stores, Inc. October 9, 2007

Appendix
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Fiscal 2007 Fiscal 2006
Successor Predecessor Combined Predecessor
ended ended ended ended
Amounts in thousands except per share data June 27, 2007 Nov. 15, 2006 June 27, 2007 June 28, 2006
Net sales $    4,524,483        2,676,678 $    7,201,161 $    7,133,048
Cost of sales, including warehouse and delivery expenses        3,295,185        1,969,641        5,264,826        5,282,484
Gross profit on sales        1,229,298           707,037        1,936,335        1,850,564
Other operating and administrative expenses        1,187,939           776,482        1,964,421        1,990,691
Impairment charges                      -               20,778             20,778             14,789
Restructuring charge (gain), net                      -                    786                  786              (7,699)
Operating income (loss)             41,359            (91,009)            (49,650)          (147,217)
Interest (income) expense, net              (4,132)               5,527               1,395             11,968
Income (loss) before reorganization items and income taxes             45,491            (96,536)            (51,045)          (159,185)
Reorganization items, net gain                      -            (334,430)          (334,430)          (251,180)
Income tax expense (benefit)             17,026            (13,980)               3,046              (9,621)
Net income from continuing operations             28,465           251,874           280,339           101,616
Discontinued operations:
Income (loss) from discontinued operations                      -                 2,333               2,333          (145,654)
Gain (loss) on disposal of discontinued opertions                      -               17,922             17,922          (320,846)
Net income (loss) from discontinued operations                      -               20,255             20,255          (466,500)
Cumulative effect of changes in accounting principle                      -                        -                        -                 3,583
Net income (loss) $         28,465           272,129 $       300,594 $      (361,301)
Basic earnings (loss) per share (1) $             0.53 $             1.93 N/A $            (2.56)
Diluted earnings (loss) per share (1) $             0.53 $             1.93 N/A $            (2.56)
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income (loss) $         28,465           272,129 $       300,594 $      (361,301)
Adjustments to reconcile Net income (loss) to EBITDA:
Income tax expense (benefit)             17,026            (13,980)               3,046              (9,621)
Depreciation and amortization             42,475             36,178             78,653           105,356
Favorable and unfavorable lease amortization, net               2,152                      -                 2,152                      -
Interest (income) expense, net              (4,132)               5,527               1,395             11,968
EBITDA             85,986           299,854           385,840          (253,598)
Adjustments to reconcile EBITDA to Adjusted EBITDA
Net income (loss) from discontinued operations                      -              (20,255)            (20,255)           466,500
Reorganization items, net gain                      -            (334,430)          (334,430)          (251,180)
Impairment charges                      -               20,778             20,778             14,789
Restructuring charge (gain), net                      -                    786                  786              (7,699)
Share-based compensation               3,455             11,609             15,064               6,974
Post-emergence bankruptcy-related professional fees             11,695                      -               11,695                      -
VISA / MasterCard settlement                      -                (1,706)              (1,706)                      -
Plan-related D&O insurance payment                      -                 8,100               8,100                      -
Cumulative effect of changes in accounting principle                      -                        -                        -                (3,583)
Adjusted EBITDA $       101,136            (15,264) $         85,872 $        (27,797)
Note 1: Predecessor earnings per share is not comparable to the successor.

Appendix
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
Dollar amounts in thousands except par value Successor Predecessor
ASSETS June 27, 2007 June 28, 2006
Current assets:
Cash and cash equivalents $ 201,946 187,543
Marketable securities 4,836 14,308
Trade and other receivables, less allowance for doubtful
receivables of $3,663 ($9,537 at June 28, 2006) 94,173 152,237
Insurance claims receivable 22,900 46,162
Income tax receivable 15,883 40,427
Merchandise inventories, less LIFO reserve of
$5,107 ($152,729 at June 28, 2006) 641,458 477,885
Prepaid expenses and other current assets 40,982 48,827
Assets held for sale - 44,710
Total current assets 1,022,178 1,012,099
Property, plant and equipment, net 300,174 496,830
Intangible assets, net 331,803 38,979
Other assets, net 16,736 60,241
Total assets $ 1,670,891 1,608,149
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current borrowings under credit facilities $ - 40,000
Current portion of long-term debt - 232
Current obligations under capital leases 6,289 3,617
Accounts payable 262,787 229,951
Reserve for self-insurance liabilities 73,451 74,905
Accrued wages and salaries 76,334 80,495
Accrued rent 39,685 43,942
Accrued expenses 83,763 108,281
Liabilities related to assets held for sale - 9,206
Total current liabilities 542,309 590,629
Reserve for self-insurance liabilities 147,339 151,131
Long-term borrowings under credit facilities 14 -
Long-term debt - 164
Unfavorable leases 138,700 -
Obligations under capital leases 18,622 5,369
Other liabilities 26,966 24,990
Total liabilities not subject to compromise 873,950 772,283
Liabilities subject to compromise - 1,117,954
Total liabilities 873,950 1,890,237
Shareholders’ equity (deficit):
Predecessor  common stock, $1 par value.  Authorized
400,000,000 shares; 154,332,048 shares issued;
141,858,015 shares outstanding at June 28, 2006 - 141,858
Successor common stock, $0.001 par value. Authorized
400,000,000 shares; 54,000,000 shares issued; 53,901,473
shares outstanding at June 27, 2007 54 -
Additional paid-in-capital 762,401 34,874
Retained earnings (accumulated deficit) 28,465 (438,015)
Accumulated other comprehensive income (loss) 6,021 (20,805)
Total shareholders’ equity (deficit) 796,941 (282,088)
Total liabilities and shareholders’ equity (deficit) $ 1,670,891 1,608,149

Appendix
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
Amounts in thousands Fiscal 2007 Fiscal 2006
Successor Predecessor Combined Predecessor
32 weeks
ended
20 weeks
ended
52 weeks
ended
52 weeks
ended
June 27, 2007 Nov. 15, 2006 June 27, 2007 June 28, 2006
Cash flows from operating activities:
Net income (loss) $ 28,465 272,129 300,594 (361,301)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Loss (gain) on sales of assets, net 1,566 (35,373) (33,807) (112,748)
Reorganization items, net gain - (334,430) (334,430) (251,180)
Impairment charges - 20,857 20,857 23,292
Depreciation and amortization 42,475 36,274 78,749 111,336
Deferred income taxes 17,026 - 17,026 -
Share-based compensation, net 3,455 11,609 15,064 2,391
Change in operating assets and liabilities:
Favorable and unfavorable leases, net 2,152 - 2,152 -
Trade, insurance and other receivables 17,762 29,850 47,612 20,875
Merchandise inventories 15,305 (31,564) (16,259) 307,602
Prepaid expenses and other current assets 16,313 (2,426) 13,887 37,637
Accounts payable (18,288) (20,458) (38,746) 57,096
Lease liability on closed facilities - (838) (838) 415,993
Income taxes payable/receivable 32,436 (2,944) 29,492 (8,990)
Reserve for self-insurance liabilities (12,988) (1,203) (14,191) 6,027
Accrued expenses and other (50,030) (3,440) (53,470) 2,221
Net cash provided by (used in) operating activities
before reorganization items 95,649 (61,957) 33,692 250,251
Cash effect of reorganization items - (11,085) (11,085) (55,027)
Net cash provided by (used in) operating activities 95,649 (73,042) 22,607 195,224
Cash flows from investing activities:
Purchases of property, plant and equipment (68,517) (23,888) (92,405) (30,538)
Decrease in investments and other assets, net 12,672 15,067 27,739 6,592
Sales of assets 2,071 83,012 85,083 167,630
Purchases of marketable securities (2,165) (4,321) (6,486) (9,120)
Sales of marketable securities 1,325 14,991 16,316 14,158
Other, net 164 (308) (144) 683
Net cash (used in) provided by investing activities (54,450) 84,553 30,103 149,405
Cash flows from financing activities:
Gross borrowings on credit facilities 4,955 7,690 12,645 698,542
Gross payments on credit facilities (4,941) (47,690) (52,631) (903,545)
Increase in book overdrafts 15,063 164 15,227 4,178
Principal payments on long-term debt and capital leases (3,372) (981) (4,353) (1,804)
Debt issuance costs (8,829) (366) (9,195) (721)
Other, net - - - 858
Net cash provided by (used in) financing activities 2,876 (41,183) (38,307) (202,492)
Increase (decrease) in cash and cash equivalents 44,075 (29,672) 14,403 142,137
Cash and cash equivalents classified as assets held for sale - - - (16,735)
Cash and cash equivalents at beginning of period 157,871 187,543 187,543 62,141
Cash and cash equivalents at end of period $ 201,946 157,871 201,946 187,543